UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

AUGUST 2, 2007
Date of Report (Date of earliest event reported)

POWER AIR CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-51256	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4777 Bennett Drive, Suite E, Livermore, California	94551
(Address of principal executive offices)	(Zip Code)

(925) 960-8777
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on August 2, 2007, the Board of Directors of Power Air Corporation (the "Company") accepted the consent of each of Messrs. Jahong Hur and Joon Soo Shin to act as directors of the Company.

Mr. Hur is the founder and the President and Chief Executive Officer of H-Plus Eco Ltd., H-Plus ENG Ltd., H-Plus Bio Ltd. and H-Plus SGS Ltd. (the H-Plus Group) based in South Korea. Mr. Hur has developed business networks with refineries, engineering companies and motor companies in South Korea such as GS Caltex, GS E&C and Hyundai/Kia Motors. Mr. Hur established his first business (H-Plus Eco Ltd.) in soil remediation and environmental engineering in the 2000. Mr. Hur has expanded and diversified his interests to special gas manufacturing and supply and alternative energy businesses. Mr. Hur is not a director of officer of any other reporting company.

Mr. Shin is the Chairman of the SOMO Group. Mr. Shin joined the SOMO Group in 1979 as the Chief Planning Officer of the SOMO Group and became the CEO of Sungam Marine Transport Co., Ltd., a subsidiary of the SOMO Group, in 1982. Mr. Shin became the Chief Executive Officer of Donghwa Petroleum Co., Ltd., the predecessor of SOMO Petroleum, in 1986. Mr. Shin has broad experience as a business executive in the energy sector. Prior to his appointment as Chairman of the SOMO Group in 1998, Mr. Shin served as the Chief Executive Officer of all the subsidiaries of the SOMO Group. He also has extensive experience in the banking industry when he served as the Chairman of Sungam Mutual Credit Union and Hannam Investment Trust in the 1980s and 1990s. During the past two decades Mr. Shin has served as the President of the Rotary Club of Kwangjoo in South Korea and a special councillor of the Korean Chamber of Commerce & Industry. Mr. Shin holds a BCom in Management from Korea University and a MBA Santa Clara University. Mr. Shin is not a director of officer of any other reporting company.

At present there are no employment or consulting arrangements as between the Company and either of Messrs. Hur or Shin.

As a consequence of these recent appointments the Board of Directors of the Company currently consists of the following individuals: Messrs. H. Dean Haley, Stephen Harrison, William J. Potter, Paul D. Brock, Alan P. Sylwester, Jahong Hur and Joon Soo Shin.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01          Financial Statements and Exhibits

(a)       Financial statements of businesses acquired.

Not applicable.

(b)       Pro forma financial information.

Not applicable.

(c)       Shell company transactions.

Not applicable.

(d)       Exhibits

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER AIR CORPORATION
Date: August 7, 2007.	/s/ "Remy Kozak" _____________________________________ Name: Remy Kozak Title: President and Chief Executive Officer

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